    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 7, 1996
                                                    REGISTRATION NO. 333-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                                   HYSEQ, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          NEVADA                                            2835                                     36-3855489
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL                      (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                   CLASSIFICATION CODE NO.)                       IDENTIFICATION NO.)

        670 ALMANOR AVENUE, SUNNYVALE, CALIFORNIA 94086 (408) 524-8100
             (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 LEWIS S. GRUBER
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
         670 ALMANOR AVENUE, SUNNYVALE, CALIFORNIA 94086 (408) 524-8100
          (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                ---------------

                                   COPIES TO:

   WILLIAM N. WEAVER, JR.                              DAVID J. SEGRE
  SACHNOFF & WEAVER, LTD.                     WILSON SONSINI GOODRICH & ROSATI
30 S. WACKER DRIVE, 29TH FLOOR                        650 PAGE MILL ROAD
 CHICAGO, ILLINOIS 60606-7484                 PALO ALTO, CALIFORNIA 94304-1050
 TELEPHONE NO. (312) 207-1000                    TELEPHONE NO. (650) 493-9300

                                ---------------


             APPROXIMATE DATE OF COMMENCEMENT OF THE PROPOSED SALE
                       OF THE SECURITIES TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

                                ---------------

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [X] 333-29091

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================================

                                                                        PROPOSED MAXIMUM     PROPOSED MAXIMUM
        TITLE OF EACH CLASS OF SECURITIES            AMOUNT TO BE           OFFERING        AGGREGATE OFFERING         AMOUNT OF
                TO BE REGISTERED                     REGISTERED(1)     PRICE PER SHARE(2)        PRICE(2)           REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------------

 Common Stock, $.001 par value.............          287,500 shares          $14.00             $4,025,000               $1,220
====================================================================================================================================

(1) Includes 37,500 shares that the Underwriters have the option to purchase to cover over-allotments, if any.
(2) Estimated pursuant to Rule 457, solely for the purposes of computing the registration fee.

================================================================================

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE


         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, by Hyseq, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission"). This Registration Statement hereby incorporates by reference the contents of the Registration Statement on Form S-1 (File No. 333-29091) relating to the offering of up to 3,162,500 shares of common stock of the Company filed on June 12, 1997, as amended.

                                  CERTIFICATION

         The Company hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $1,120 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on August 8, 1997); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on August 8, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on August 7, 1997.

                                   HYSEQ, INC.


                                   By:  /s/ LEWIS S. GRUBER
                                      ------------------------------------
                                      Lewis S. Gruber
                                      President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 7th day of August, 1997.


                        SIGNATURE                                                  TITLE
                        ---------                                                  -----
                *
------------------------------------                        Chairman of the Board
ROBERT D. WEIST


/s/ LEWIS S. GRUBER                                         President and Chief Executive Officer, Director
------------------------------------                             (Principal Executive Officer)
LEWIS S. GRUBER


/s/ CHRISTOPHER R. WOLF                                     Executive Vice President and Chief Financial
------------------------------------                             Officer (Principal Financial and Accounting Officer)
CHRISTOPHER R. WOLF

                  *
------------------------------------
RADOJE T. DRMANAC                                           Director

                  *
------------------------------------
RADOMIR B. CRKVENJAKOV                                      Director

                  *
------------------------------------
RAYMOND F. BADDOUR                                          Director

                  *
------------------------------------
GRETA E. MARSHALL                                           Director

                  *
------------------------------------
THOMAS N. MCCARTER III                                      Director

                  *
------------------------------------
KENNETH D. NOONAN                                           Director

*By:      /s/ LEWIS S. GRUBER
    --------------------------------
         LEWIS S. GRUBER
         Attorney-in-Fact

                                INDEX TO EXHIBITS


EXHIBIT
  NO.                                      DESCRIPTION
-------                                    -----------

 5.1              Opinion of Sachnoff & Weaver, Ltd.

23.1              Consent of Ernst & Young LLP

23.2 Consent of Sachnoff & Weaver, Ltd. (contained in its opinion filed as Exhibit 5.1 hereto)

24.1*             Powers of Attorney

* Incorporated by reference from Exhibit 24.1 to the Company's Registration Statement on Form S-1 (File No. 333-29091)